SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 29, 2004

HUMBOLDT BANCORP

(Exact name of registrant as specified in its charter)

California	0-27784	93-1175446

(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2998 Douglas Blvd., Suite 330, Roseville, California 95661; 916-677-1133
(Address and telephone number of principal executive offices)

Item 7.  Financial Statements and Exhibits

(c) Exhibits

99.1	Press release dated January 29, 2004, announcing the appointment of Diane D. Miller to the Board of Directors.

Item 9.  Regulation FD Disclosure

On January 29, 2004, Humboldt Bancorp announced the appointment of Diane D. Miller to its Board of Directors, in a press release which is attached as an exhibit. This information is being furnished pursuant to Regulation FD.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 29, 2004	HUMBOLDT BANCORP,
a California Corporation

/s/ Patrick J. Rusnak

Patrick J. Rusnak
Chief Financial Officer

EXHIBIT INDEX

99.1	Press release dated January 29, 2004, announcing the appointment of Diane D. Miller to the Board of Directors.